EXHIBIT 10.3
Gas Sales And Portfolio Administration Agreement

APPENDICES INDEX

Buyer's Primary Delivery Points        A

Buyer’s Maximum Quantities        B

“Reserved for Future Use”            C

Supplier Reservation Costs        D

Commodity Purchases-Gas Cost
Incentive Mechanism            E

Notices                    F

Invoice/Payment Data            G

Demand Cost Charges            H

Diversion of Entitlements            I

Portfolio Services                J - M

IGC-Appendix A
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX A - Buyer’s Primary Delivery Points
North/East System
Delivery Points

2509 Dana
2510 Danville
2515 Elwood
2516 Fairmount
2530 Noblesville
2531 North Salem
2535 Richmond
2538 Tipton
2576 Huntington
2597 Crawfordsville
2605 Upland
2684 Unionport
2751 Montpelier
2754 Sheridan
2757 Bloomingdale
2772 Newport
2780 Lebanon
2795 Anderson
2796 Zionsville

2812 Carpentersville
2822 Fowlerton
2823 Richmond
5233 Anderson 121N Rural
5530 Cent. Ind. Rurals
5531 West of Zionsville
5532 North of Zionsville
5534 East of King
5864 King
010530010 East Hancock School
010530030 Hope
010530070 Dunkirk
032150100 Muncie
037045550 ANR Storage Facilities ANRNNS
NN Service Injection Points
PEPL IND GAS-INJ
CGCU Points of Interconnection
 with Citizens Gas & Coke Utility

        Cause # 43963
IGC-Appendix A
Gas Sales And Portfolio Administration Agreement    Revised Page No. 2
April 1, 2012

APPENDIX A - Buyer’s Primary Delivery Points
Central System
Delivery Points

14411 Bedford 14412 Bedford 14431 Columbus 14432 Columbus 14433 Columbus 14461 Bargersville 14463 Bargersville 14481 Mitchell 14482 Mitchell 14491 Needmore 14492 Needmore 14493 Needmore
14501 Seymour
14511 Waynesville
14512 Waynesville
14521 Rural (Mitchell)
14522 Rural (Martinsville)
14531 Crane
14533 Crane
18531 Rural Ind.
037047100 West Shelbyville
44590 Vectren Indiana
CGCU Points of Interconnection with Citizens Gas & Coke Utility
70018 TETCO Seymour

Terre Haute System
Delivery Points

14523 Rural (Terre Haute) 14531 Crane 14533 Crane 18421 Sand Cut 18422 Sand Cut 18423 Sand Cut 18424 Sand Cut 18451 Clinton 18452 Clinton 18461 Hercules Clinton 18462 Hercules Clinton
18491 Terre Haute-2
18492 Terre Haute-2
18511 Terre Haute-4
18521 Stuckey Rd.
18522 Stuckey Rd.
18523 Stuckey Rd.
18541 Terre Haute-6
18542 Terre Haute-6
18571 Magaret (Terre Haute)
18573 Magaret (Terre Haute)

South System
Delivery Point
17031    Locust, KY    17032    Locust, KY
17041    Moorefield, In.     17042    Moorefield, In.
17251    Crestwood, KY    17252    Crestwood, KY

Greensburg System
Delivery Point
70017        Greensburg
70940        Westport
TETCO        TETCO Storage Facilities

Cause # 43963
IGC-Appendix A
Gas Sales And Portfolio Administration Agreement    Revised Page No. 3
April 1, 2012

Amendment
Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: /s/ David C. Pentzien _________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix B
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX B - Buyer’s Maximum Quantities

Maximum Daily Quantities (in Dth)

Central/
Month    North/East    Terre Haute    South    Westport
April    194,115    80,016    31,094    750
May        184,115    39,058    14,221    750
June    184,115    39,058    14,221    750
July    184,115    39,058    14,221    750
August    184,115    39,058    14,221    750
September    184,115    39,058    14,221    750
October    194,115     92,255    36,228    750
November    419,115    115,087    53,887    750
December    419,115    175,087    53,887    750
January    419,115    175,087    53,887    750
February    419,115    175,087    53,887    750
March    419,115    115,087    53,887    750

Amendment
Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix D
Gas Sales and Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX D - Supplier Reservation Costs

Supplier Reservation Costs
April 1, 2012 through October 31, 2012

I.    Reserved Commodity Quantities
a. Monthly Base load Reserved Quantity (Dth/Day)
System

Month	PEPL	ANR	North/East	Central/Terre Haute/South Texas Gas	TETCO Greensburg
November, 2011	103,559	0	103,559	22,489	159
December, 2011	153,187	0	153,187	37,402	267
January, 2012	153,187	0	153,187	39,357	267
February, 2012	133,904	0	133,904	34,841	267
March, 2012	97,451	0	97,451	25,276	214
April, 2012	83,191	—	83,191	10,402	100
May, 2012	80,509	—	80,509	10,068	50
June, 2012	83,191	0	83,191	10,402	50
July, 2012	75,670	0	75,670	10,068	50
August, 2012	75,670	0	75,670	10,068	50
September, 2012	78,191	0	78,191	10,402	50
October, 2012	75,670	0	75,670	10,068	100

Buyer and Seller agree that some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

IGC-Appendix D
Gas Sales and Portfolio Administration Agreement              Revised Page No. 2
April 1, 2012

APPENDIX D - Supplier Reservation Costs
b. Daily Swing Reserved Quantity (Dth/Day)
System

Month	PEPL	ANR	North/East	Texas Gas	MGT	Central/Terre Haute/South	TETCO Greensburg
November, 2011	135,231	33,416	168,647	57,585	5,051	62,636	636
December, 2011	85,603	33,416	119,019	42,594	5,051	47,645	534
January, 2012	75,603	33,416	109,019	40,719	5,051	45,770	534
February, 2012	104,886	33,416	138,302	45,230	5,051	50,281	534
March, 2012	141,339	33,416	174,755	54,800	5,051	59,851	588
April, 2012	71,924	0	71,924	37,877	5,051	42,928	650
May, 2012	74,606	0	74,606	38,211	5,051	43,262	700
June, 2012	71,924	0	71,924	37,877	5,051	42,928	700
July, 2012	79,445	0	79,445	38,211	5,051	43,262	700
August, 2012	79,445	0	79,445	38,211	5,051	43,262	700
September, 2012	76,924	0	76,924	37,877	5,051	42,928	700
October, 2012	79,445	0	79,445	38,211	5,051	43,262	650

Buyer and Seller agree that some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.
II.    Applicable Reservation Rates ($/Dth/Day)

System	Winter Months (Nov.-Mar.)		Summer Months (Apr.-Oct.)
	Monthly Index ReservedQuantity	Daily Index ReservedQuantity	Monthly Index ReservedQuantity	Daily Index ReservedQuantity
North/East	$0.0005	$0.0046	$.0000	$.0000
Central/Terre Haute/South	$0.0012	$0.0031	$.0000	$.0000
Greensburg	$0.0025	$0.0025	$.0000	$.0000

IGC-Appendix D
Gas Sales and Portfolio Administration Agreement              Revised Page No. 3
April 1, 2012

APPENDIX D - Supplier Reservation Costs

Amendment
Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Marketing & Sales        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix E
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX E –Commodity Purchases – Gas Cost Incentive Mechanism

The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement. All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM. Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Leased Storage Refill:
For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.

For Storage Withdrawals:
For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:
Contract No.    Contract Rate    Index
WDS 3    Appendix J.3    ANR – Louisiana
WDS 4    Appendix J.4    Trunkline - WLA
ADS 5    Appendix K.5    Chicago-LDCs, large e-us
ADS 6    Appendix K.6    Texas Gas – Zone SL
ADS 8    Appendix K.8    Texas Gas – Zone SL
ADS 9    Appendix K.9    Texas Gas – Zone SL
ADS 10    Appendix K.10    Texas Gas – Zone SL
ADS 11    Appendix K.11    PEPL – Texas, Oklahoma
ADS 14    Appendix K.14    TETCO – (ELA, WLA, ETX, STX)

IGC-Appendix E
Gas Sales And Portfolio Administration Agreement    Revised Page No. 2
April 1, 2012

APPENDIX E- Commodity Purchases - Other Variable Costs

The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter’s tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

North/East
PEPL
Contract No.        Contract Rate
ADS 11            Appendix K.11
ADS 12            Appendix K.12
SDS 1            Appendix M.1
Trunkline
Contract No.        Contract Rate
WDS 4            Appendix J.4
North/East & Central
ANR
Contract No.        Contract Rate
WDS 2            Appendix J.2
WDS 3            Appendix J.3

Central/Terre Haute System
Texas Gas Z-3
Contract No.        Contract Rate
ADS 5            Appendix K.5
ADS 6            Appendix K.6
ADS 8            Appendix K.8

South System
Texas Gas Z-4
Contract No.        Contract Rate
ADS 9            Appendix K.9
ADS 10            Appendix K.10

IGC-Appendix E
Gas Sales And Portfolio Administration Agreement    Revised Page No. 3
April 1, 2012

APPENDIX E - Commodity Purchases - Other Variable Costs
Westport System
Texas Eastern
Contract No.         Contract Rate
ADS 14            Appendix K.14

While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer’s obligation to Seller for rates, charges and costs incurred thereunder.
Amendment
Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix F
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

Appendix F- Notices
Invoice Information:
Buyer:                        Seller:
Indiana Gas Company, Inc.    Accounting/ Treasury
Attn.: Director, Gas Supply    ProLiance Energy, LLC
One Vectren Square     111 Monument Circle    Suite 2200
Evansville, IN. 47708    Indianapolis, IN 46204-5178
(812) 491-4670    (317) 231-6800

Payments:
Buyer:                        Seller:
PNC Bank    1/7th Refill Gas Costs:
Huntington National Bank
For the Account of:    Indianapolis, Indiana
For the Account of:
Indiana gas Company, Inc.    ProLiance Energy, LLC
ABA# 044000024
ACCT# 01401007177

All Other Gas & Delivery Service Costs:
PNC Bank, N.A.
East Brunswick, NJ
For the Account of:
ProLiance Energy, LLC
ABA# 031207607
ACCT# 8026582295

Supply Plans/Operational/Force Majeure:
Buyer:    Seller:
Supply Plans    Supply Plans
Stephanie Willis    Tessa Woodall
(812) 491-4486    (317) 231-6937
Operational    Operational
Randy Gary    Tessa Woodall
(812) 491-4730    (317) 231-6937
Force Majeure    Force Majeure
Randy Gary (812) 491-4730    Tessa Woodall - (317) 231-6937
Perry M. Pergola (812) 491-4670    Paula Montgomery- (317) 231-6946
Gas Controller on Duty (812) 491-4530    ProLiance Energy, LLC
Indiana Gas Company, Inc.    111 Monument Circle
One Vectren Square    Suite 2200
Evansville, IN 47708    Indianapolis, Indiana 46204-5178
(812) 491-4687 (Telecopy)    (317) 231-6901 (Telecopy)

                          IGC-Appendix F
Gas Sales And Portfolio Administration Agreement    Revised Page No. 2
April 1, 2012

APPENDIX F- Notices
(Continued)
All Other Notices:
Buyer:                        Seller:
Indiana Gas Company, Inc.    ProLiance Energy, LLC
Attn.: Director, Gas Supply    Attn: Paula Montgomery
One Vectren Square    111 Monument Circle
Evansville, IN 47708    Suite 2200
Indianapolis, Indiana 46204-5178
Amendment
Seller and Buyer agree that this Appendix F may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix F.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

     IGC-Appendix G
Gas Sales And Portfolio Administration Agreement              Revised Page No. 1
April 1, 2012

APPENDIX G - Invoice/Payment Data

Invoice Date -         On or before the tenth (10th) day after the Contract Month.

Due Date -         All Delivery Service Costs due on or before the 20th day of the month
All Gas Costs due on or before the 25th day of the month.

Payment Method -    By wire transfer to account specified on invoice.

Amendment
Seller and Buyer agree that this Appendix G may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix G.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix H
Gas Sales and Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX H – Demand Cost Charges

This Annual Net Demand cost covers all delivery services provided by Seller to Buyer under Appendix I through Appendix M.1.  Other, additional, charges payable by Buyer to Seller for delivery services are specifically described in each Appendix Service (Appendix I through Appendix M.1)

Month	Gross Demand Cost	Demand Credit	Net Demand Cost
Apr	$4,482,034.00	$21,586.00	$4,460,448.00
May	$3,806,738.00	$21,587.00	$3,785,151.00
Jun	$3,771,778.00	$21,586.00	$3,750,192.00
Jul	$3,788,326.00	$21,587.00	$3,766,739.00
Aug	$3,788,327.00	$21,587.00	$3,766,740.00
Sep	$3,771,778.00	$21,586.00	$3,750,192.00
Oct	$4,703,453.00	$21,587.00	$4,681,866.00
Nov	$6,255,781.00	$21,586.00	$6,234,195.00
Dec	$6,682,128.00	$21,587.00	$6,660,541.00
Jan	$6,682,127.00	$21,587.00	$6,660,540.00
Feb	$6,497,483.00	$21,587.00	$6,475,896.00
Mar	$6,317,328.00	$21,587.00	$6,295,741.00
Total	$60,547,281.00	$259,040.00	$60,288,241.00

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Ronald E. Christian
David C. Pentzien            Ronald E. Christian
Its: Vice President of Sales & Marketing        Its: Executive Vice President

IGC-Appendix I

Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX I- Diversion of Entitlements

I. Diversion of Delivered Gas Sales Entitlements from Buyer
Seller shall have the right to schedule entitlements of Buyer to Citizens Gas & Coke Utility, provided that:
A.    Seller shall reimburse Buyer for applicable variable costs Buyer incurs in replacing diverted supply with its own on system gas sources.
B.    If such diversion causes Buyer to incur gas costs related to on system gas sources, Seller shall reimburse Buyer or otherwise assure Buyer suffers no economic detriment from such incurrence of gas costs.
C.    The “Shoulder Month Season” shall be the consecutive months of October, November, December, January, February, March and April during the term of this Agreement. Unless otherwise agreed, the maximum diversion quantity shall not exceed 60,000 Dth on any day or 600,000 Dth for any Shoulder Month Season.
D.    Seller shall administer Buyer’s gas supply portfolio such that any diversion will not endanger Buyer’s ability to meet system demands.

II. Diversion of Entitlements to Buyer
Buyer shall have the right to entitlements from Seller, as follows:
A. Delivered Peaking Sales Service (“PSS”)
1. Seller shall provide Buyer PSS with the following entitlements:

Contract Month	Maximum Daily PSS	Maximum Annual PSS
December 16th -31st	60,000 Dth/day	600,000 Dth during any
January	60,000 Dth/day	December, January,
February 1st -14th	60,000 Dth/day	February period

2. Unless otherwise agreed upon, Seller shall provide 60,000 of the entitlements to Buyer’s Central system.
3.    For PSS nominated for Buyer, Buyer shall pay Seller ;
a. The total cost/Dth of Appendix I Diversions from Citizens Gas & Coke Utility to Seller for the applicable gas day, plus any cost to transfer or exchange the diverted gas.
4.     PSS service expires March 31, 2013.

IGC-Appendix I
Gas Sales And Portfolio Administration Agreement    Revised Page No.2
April 1, 2012

APPENDIX I- Diversion of Entitlements

Amendment
Seller and Buyer agree that this Appendix I may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix I.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix J.2
Gas Sales And Portfolio Administration Agreement    Revised Page No.1
April 1, 2012

APPENDIX J.2 - Winter Delivery Service 2

Winter Delivery Service (“WDS 2”)

1.	WDS 2 shall incorporate the no-notice features, cyclability, annual storage deliverability, and other service provisions (“Service Provisions”) reflected in ANR FERC Tariffs for ETS, NNS and FSS.

2.	Seller shall provide Buyer with WDS 2 with the following delivered service entitlements:

Contract Months    Nominated Daily Qty    Un-Nominated Daily Qty    Maximum Daily Qty

November - March    30,000 Dth/day    29,000 Dth/day    59,000 Dth/day
April-October*        29,000 Dth/day    29,000 Dth/day

Max Annual WDS 2 - 4,436,100 Dth

3. Buyer shall pay Seller as follows:

a.	For WDS 2 Commodity:
Summer purchase quantities will be determined jointly, by both parties, prior to April 1 of each year. During each summer month, Buyer shall pay Seller one-seventh of the summer purchase quantity times the agreed Monthly Index price. Other purchases shall be agreed upon, by Buyer and Seller; pursuant to Appendix E.

b.	For WDS 2 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for ANR ETS, FSS and NNS tariff. Applicable pipeline costs if any as agreed to by both parties.

c. For WDS 2 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Notice for this WDS 2 service is March 31, 2018. Service expires March 31, 2019.

Amendment

Seller and Buyer agree that this Appendix J.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.2.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ______________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix J.3
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX J.3 - Winter Delivery Service 3

Winter Delivery Service 3 ANR (“WDS 3”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 3 with the following delivered service entitlements:

Contract Months    Max Nominated
Daily Qty

November - March     32,500 Dth/day

April - October         0 Dth/day

2.    Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s North/East/Central system.

3.    Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.    For WDS 3 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for ANR ETS tariff (ML-3) and other applicable pipeline costs if any as agreed to by both parties.

c.    For WDS 3 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Service expires March 31, 2014.

5.
Sellers provisions of WDS 3 shall be subject to the provisions of service reflected in ANR’s Gathering & ETS tariffs, as well as other ANR FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix J.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.3

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix J.4
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX J.4 - Winter Delivery Service 4

Winter Delivery Service 4 Trunkline/PEPL (“WDS 4”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 4 with the following delivered service entitlements:

Contract Months    Max Nominated
Daily Qty

November - March         32,500 Dth/day

April - October         0 Dth/day

2.    Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s North/East system.

3.    Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.    For WDS 4 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Trunkline FT (WLA-1B) / PEPL EFT tariff (500 - 700) and other applicable pipeline costs if any as agreed to by both parties.

c.    For WDS 4 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Service expires March 31, 2014.

5.
Sellers provisions of WDS 4 shall be subject to the provisions of service reflected in Trunkline FT & Panhandle Eastern EFT tariffs, as well as other Trunkline & Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix J.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.4

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.5
Gas Sales And Portfolio Administration Agreement         Revised Page No. 1
         June 1, 2011

APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 (“ADS 5”)

1.	Starting June 1, 2011, consistent with the Buyer’s supply plans, Seller shall provide Buyer with ADS 5 with the following delivered Service entitlements:

Contract Months    Maximum Daily ADS 5    Maximum Monthly ADS 5

November – October    5,000 Dth/day    5,000 Dth times the number
of days in the month.

2.	Delivery of these volumes will be into the Central system.

3.	Buyer shall pay Seller as follows:

a.    For ADS 5 Commodity as follows:
Purchase quantities will be determined Priced at Chicago Index pursuant to Appendix E pricing.
b.    For ADS 5 Variable Costs:
Variable Costs & Fuels under applicable max rate tariffs for Midwestern Gas Transmission FT-A (Chicago to Texas Gas Zone 3) and Texas Gas FT (Zone 3 to Zone 3) (together the “Chicago Route”)

c.	For ADS 5 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc. as mutually agreed upon by both parties.

4.	Service expires May 31, 2012.

5.	ADS 5 shall be subject to the provisions of service reflected in applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.5
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
June 1, 2012

APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 (“ADS 5”)

1.	Starting June 1, 2012, consistent with the Buyer’s supply plans, Seller shall provide Buyer with ADS 5 with the following delivered Service entitlements:

Contract Months    Maximum Daily ADS 5    Maximum Monthly ADS 5

November – October    5,000 Dth/day    5,000 Dth times the number
of days in the month.

2.	Delivery of these volumes will be to the Midwestern Indiana Gas Meter.

3.	Buyer shall pay Seller as follows:

a.    For ADS 5 Commodity as follows:
Purchase quantities will be determined Priced at Chicago Index pursuant to Appendix E pricing.
b.    For ADS 5 Variable Costs:
Variable Costs & Fuels under applicable max rate tariffs for Midwestern Gas Transmission FT-A (Chicago to Vigo)

c.	For ADS 5 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 5 service is November 30, 2013. Service expires May 31, 2014.

5.	ADS 5 shall be subject to the provisions of service reflected in applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT (“ADS 6”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 6 with the following delivered service entitlements:

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	27,553	14,836	39,779	21,419	103,587
April	17,912	9,646	26,622	14,336	68,516
May-September	17,912	9,646			27,558
October	17,912	9,646	39,897	13,300	80,755

Maximum Seasonal Qty    Nov. – Mar.        Apr. – Oct.
8,207,672         4,090,529

Unnominated Winter Seasonal Qty             1,806,897

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s Central and Terre Haute systems (as outlined above).

3.    Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 6 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas NNS rate schedule Zone 3 and other applicable costs, if any as billed.

d.	For ADS 6 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement    Revised Page No. 2
     April 1, 2012

4.	Notice & Service Expiration Dates for this ADS 6 service as detailed below:

a.	Notice Oct. 31, 2013 Service Expires : Oct. 31, 2014

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	9,184	4,945	13,260	7,140	34,529
April	5,971	3,215	8,874	4,779	22,839
May-September	5,971	3,215			9,186
October	5,971	3,215	13,299	4,434	26,919
		Nov. – Mar	Apr. – Oct.
Maximum Seasonal Qty		2,735,891	1,363,510
Un-nominated Winter Seasonal Qty		602,299

b.	Notice Oct. 31, 2014 Service Expires : Oct. 31, 2015

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	9,184	4,945	13,260	7,140	34,529
April	5,971	3,215	8,874	4,779	22,839
May-September	5,971	3,215			9,186
October	5,971	3,215	13,299	4,434	26,919
		Nov. – Mar	Apr. – Oct.
Maximum Seasonal Qty		2,735,891	1,363,510
Un-nominated Winter Seasonal Qty		602,299

c.	Notice Oct. 31, 2015 Service Expires : Oct. 31, 2016

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	9,185	4,946	13,259	7,139	34,529
April	5,970	3,216	8,874	4,778	22,838
May-September	5,970	3,216			9,186
October	5,970	3,216	13,299	4,432	26,917
		Nov. – Mar	Apr. – Oct.
Maximum Seasonal Qty		2,735,890	1,363,509
Un-nominated Winter Seasonal Qty		602,299

IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement    Revised Page No. 3
     April 1, 2012

5.
Sellers provisions of ADS 6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.6

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.8
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT (“ADS 8”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 8 with the following delivered service entitlements:

Contract Month	Max Nominated
Daily Qty

November - October	6,500 Dth/day

2.	Unless otherwise agreed upon, Seller shall provide 6,500 Dth/day of entitlements to Buyer’s Central System, the remaining entitlements shall be provided to Buyer’s South system.

3.    Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 8 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas FT rate schedule (SL-Zone 3 for Central System) and other applicable costs, if any as billed.

c.	For ADS 8 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Notice for this ADS 8 service is March 31, 2013. Service expires March 31, 2014.

5.
Sellers provisions of ADS 8 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.8

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.9
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX K.9 - Annual Delivery Service 9

Annual Delivery Service 9 TGT (“ADS 9”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 9 with the following delivered service entitlements:

Contract Month	Max Nominated
Daily Qty

November - March	13,500 Dth/day

April - October	3,500 Dth/day

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s South system.

3.    Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 9 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas STF rate schedule (SL-Zone 4 for South system) and other applicable costs, if any as billed.

c.	For ADS 9 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Notice for this ADS 9 service is March 31, 2014. Service expires March 31, 2015.

5.
Sellers provisions of ADS 9 shall be subject to the provisions of service reflected in Texas Gas SFT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.9 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.9

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
     April 1, 2012

APPENDIX K.10 - Annual Delivery Service 10

Annual Delivery Service 10 TGT (“ADS 10”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 10 with the following delivered service entitlements:

Contract Months    Max Nominated    Max Unnominated Total MDQ
Daily Qty     Daily Qty

November - March        14,718 Dth/day        25,669 Dth/day    40,387 Dth/day

April     10,721 Dth/day    16,873 Dth/day    27,594 Dth/day

May - September     10,721 Dth/day            10,721 Dth/day

October     10,721 Dth/day    22,007 Dth/day    32,728 Dth/day

Maximum Seasonal Qty            Nov. – Mar.        Apr. – Oct.
3,354,151         1,162,588
Un-nominated Winter Seasonal Qty     1,131,733

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s South system.

3.	Buyer shall pay Seller as follows:

a.	For Un-nominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 10 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas NNS rate schedule (Zone 4) and other applicable costs, if any as billed.

d.	For ADS 10 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement    Revised Page No. 2
     April 1, 2012

4.	Notice & Expiration dates for the following portions of ADS 10 service as listed below:

a.	Notice Oct. 31, 2014 Service Expires : Oct. 31, 2015

Contract Months    Max Nominated    Max Unnominated Total MDQ
Daily Qty      Daily Qty
November - March     7,359 Dth/day    12,834 Dth/day    20,193 Dth/day

April          5,361 Dth/day     8,436 Dth/day    13,797 Dth/day

May - September     5,361 Dth/day         5,361 Dth/day

October             5,361 Dth/day    11,003 Dth/day    16,364 Dth/day

Maximum Seasonal Qty.     Nov. – Mar.    Apr. – Oct.
1,677,076     581,294

Un-nominated Winter Seasonal Qty 565,867

b.	Notice Oct. 31, 2015 Service Expires : Oct. 31, 2016

Contract Months    Max Nominated    Max Unnominated Total MDQ
Daily Qty      Daily Qty
November - March     7,359 Dth/day    12,835 Dth/day    20,194 Dth/day

April          5,360 Dth/day     8,437 Dth/day    13,797 Dth/day

May - September          5,360 Dth/day         5,360 Dth/day

October             5,360 Dth/day    11,004 Dth/day    16,364 Dth/day

Maximum Seasonal Qty.     Nov. – Mar.    Apr. – Oct.
1,677,076     581,294

Un-nominated Winter Seasonal Qty 565,867

5.
Sellers provisions of ADS 10 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.10 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.10

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.11
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX K.11 - Annual Delivery Service 11

Annual Delivery Service 11 (“ADS 11”)

1.	Starting April 1, 2012, consistent with the Buyer’s supply plans, Seller shall provide Buyer with ADS 11 with the following delivered Service entitlements:

Contract Months    Maximum Daily ADS 11

November-March    195,115 Dth/day
April- October    155,115 Dth/day

2.	Delivery of these volumes will be into the Northeast system.
3.    Buyer shall pay Seller as follows:

a.    For ADS 11 Commodity as follows:
Purchase quantities will be determined pursuant to Appendix E pricing.
b.    For ADS 11 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Panhandle Eastern EFT (Field to 700) and other applicable pipeline costs if any.

c.	For ADS 11 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	38,572 Dth/day of this ADS 11 service expires on March 31, 2013.
Notice for 51,431 Dth/day of this ADS 11 service is March 31, 2014 expiring on March 31, 2015.
Notice for 38,572 Dth/day of this ADS 11 service is March 31, 2016 expiring on March 31, 2017.
Notice for 17,144 Dth/day of this ADS 11 service is March 31, 2023 expiring on March 31, 2024.
Notice for 5,037 Dth/day of this ADS 11 service is Oct. 31, 2023 expiring on Oct. 31, 2024.
Notice for 17,144 Dth/day of this ADS 11 service is March 31, 2028 expiring on March 31, 2029.
Notice for 5,035 Dth/day of this ADS 11 service is Oct. 31, 2028 expiring on Oct. 31, 2029.
Notice for 17,143 Dth/day of this ADS 11 service is March 31, 2033 expiring on March 31, 2034.
Notice for 5,037 Dth/day of this ADS 11 service is Oct. 31, 2033 expiring on Oct. 31, 2034.

5.
Sellers provisions of ADS 11 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.11 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.11.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.12
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
April 1, 2012

APPENDIX K.12 - Annual Delivery Service 12

Annual Delivery Service 12 (“ADS 12”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 12 with the following delivered service entitlements:

Max
Contract    Unnominated
Months      Daily Qty

November-March     100,000 Dth/day

April     10,000 Dth/day*

May - September     0 Dth/day

October     10,000 Dth/day*

Maximum Unnominated Qty.    Oct. – April                                                 9,099,120

* Subject to nomination and availability within Maximum Unnominated Qty.

2.	Unless otherwise agreed upon, delivery of these volumes will be into the Northeast system.

3.	Buyer shall pay Seller as follows:

a)	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Panhandle Eastern Gas Monthly Index price.

b)	For ADS 12 Quantities Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Panhandle Eastern EFT, FS, IOS, GDS and other applicable pipeline costs if any as agreed to by both parties.

c)	For ADS 12 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	1,346,640 Dth of this ADS 12 service expires on March 31, 2013.
Notice for 1,346,640 Dth of this ADS 12 service is March 31, 2014 expiring on March 31, 2015.
Notice for 1,346,640 Dth of this ADS 12 service is March 31, 2016 expiring on March 31, 2017.
Notice for 1,686,400 Dth of this ADS 12 service is March 31, 2023 expiring on March 31, 2024.
Notice for 1,686,400 Dth of this ADS 12 service is March 31, 2028 expiring on March 31, 2029.
Notice for 1,686,400 Dth of this ADS 12 service is March 31, 2033 expiring on March 31, 2034.

IGC-Appendix K.12
Gas Sales And Portfolio Administration Agreement     Revised Page No. 2
April 1, 2012

5.
Sellers provisions of ADS 12 shall be subject to the provisions of Panhandle Eastern EFT, FS, IOS, GDS tariffs as well as applicable FERC tariffs. . Subject to the tariff, the GDS service, which requires the EFT, FS and IOS services, provides for injections during the winter and withdrawals during the summer.

Amendment

Seller and Buyer agree that this Appendix K.12 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.12.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix K.14
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX K.14 - Annual Delivery Service 14

Annual Delivery Service 14 (“ADS 14”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 14 with the following delivered service entitlements:

Max

Contract	Nominated

Months	Daily Qty

November - October	750 Dth/day

2.	Unless otherwise agreed upon, delivery of these volumes will be into the Westport system.

3.	Buyer shall pay Seller as follows:

a.For ADS 14 Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 14 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Texas Eastern SCT tariff and other pipeline costs as agreed to by both parties.

c.	For ADS 14 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 14 Service is April 30, 2012. Service expires April 30, 2014. A 2 year notice is required for termination of this service. Service rolls 1 year out each year.

5.	Sellers provisions of ADS 14 shall be subject to the provisions of Texas Eastern SCT Tariff as well as applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.14 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.14.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

IGC-Appendix M.1
Gas Sales And Portfolio Administration Agreement    Revised Page No. 1
April 1, 2012

APPENDIX M.1 - Summer Delivery Service 1

Summer Delivery Service 1 (“SDS 1”)

1.	Starting April 1, 2012, consistent with the Buyer’s supply plans, Seller shall provide Buyer with SDS 1 with the following delivered Service entitlements:

Contract Months    Maximum Daily SDS1

April - October    20,000 Dth/day

2.
These delivery service entitlements shall be available at the PEPL-ANR Defiance interconnect, subject to availability, within Buyer’s supply plan, of unutilized entitlements at the Indiana Gas Gate on Panhandle Eastern Pipeline.

3.	Buyer shall pay Seller as follows:

a.    For SDS 1 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Panhandle Eastern EFT.

b.	For SDS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	This SDS 1 service expires October 31, 2013.

5.
Sellers provisions of SDS 1 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix M.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix M.1.

PROLIANCE ENERGY, LLC.            INDIANA GAS COMPANY, INC.

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels